THE MERGER FUND VL
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED JANUARY 5, 2011
TO PROSPECTUS DATED APRIL 20, 2010
AND STATEMENT OF ADDITIONAL INFORMATION DATED JULY 19, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND THE SAI.

On December 31, 2010, Westchester Capital Management, LLC acquired substantially all of the business and assets of Westchester Capital Management, Inc., the Fund’s previous investment adviser.  The closing of the transaction followed a vote of the Fund’s shareholders approving a new investment advisory agreement with Westchester Capital Management, LLC.  The new investment advisory agreement took effect upon the closing of the transaction on December 31, 2010, and has the same advisory fee rate and otherwise is the same in all material respects as the previous investment advisory agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.